                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This First Amendment to Credit Agreement (this "FIRST AMENDMENT") is made and entered into as of the 31st day of May, 2000, by and among EGL, INC., a Texas corporation ("BORROWER"), formerly known as Eagle USA Airfreight, Inc., and BANK OF AMERICA, N.A., as a Bank and Administrative Agent for the Banks.

                                   WITNESSETH

         WHEREAS, pursuant to that certain Credit Agreement (the "CREDIT AGREEMENT") dated as of January 13, 2000, the Banks agreed to make certain loans to Borrower upon the terms and conditions therein contained; and

         WHEREAS, the parties hereto desire to modify and amend certain terms and provisions of the Credit Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent, and each Bank agree as follows:

     1. Amendments to Credit Agreement. The Credit Agreement is modified as follows:

         1.1 Section 5.10 of the Credit Agreement is deleted in its entirety.

     2. Master Amendment. All references in the Credit Agreement and the other Credit Documents to Eagle USA Air Freight, Inc. are amended and replaced with a reference to EGL, Inc.

     3. Waiver. Borrower has failed to comply with Section 5.10 (Distributions) of the Credit Agreement for the period ending on the date of this First Amendment. Administrative Agent, on behalf of each Bank, hereby waives compliance by Borrower with the foregoing described covenant for the applicable period. The waiver contained in this First Amendment is specifically limited to a waiver of the foregoing described covenant for the period set forth in the preceding sentence. This waiver shall not constitute a waiver of any violation of any other provision of the Credit Agreement, or any Event of Default thereunder, whether now existing or occurring after the date of this First Amendment. Bank hereby specifically reserves all of the rights and remedies it may have under the Credit Agreement or otherwise as the result of any such violation or Event of Default. This First Amendment constitutes the only evidence of Bank's waiver of compliance by Borrower with the above described covenant.


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     4. Note Status. Nothing herein shall in any manner diminish, impair or extinguish the Revolving Loan Notes or the Swing Loan Note. Borrower agrees that the indebtedness evidenced by the Revolving Loan Notes and the Swing Loan Note is just, due, owing and unpaid, and is subject to no offsets, deductions, credits, charges or claims of whatsoever kind or character, and further agrees that all offsets, credits, charges and claims of whatsoever kind or character are fully settled and satisfied. This First Amendment is a Credit Document under and for purposes of the Credit Agreement.

     5. Defined Terms. Words and terms used herein which are defined in the Credit Agreement are used herein as defined therein, except as specifically modified by the terms of this First Amendment.

     6. Representations and Warranties. The representations and warranties made by Borrower in Article 4 of the Credit Agreement are true and correct as of the date of this First Amendment.

     7. NO CONTROL BY BANKS AND ADMINISTRATIVE AGENT. BORROWER AGREES AND ACKNOWLEDGES THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWER IN THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AND IN THE OTHER LOAN DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS AMONG BORROWER, ADMINISTRATIVE AGENT, AND BANKS. BANKS' RIGHTS AND REMEDIES PROVIDED FOR IN THE CREDIT AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE INTENDED TO PROVIDE BANK WITH A RIGHT TO OVERSEE BORROWER'S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THE CREDIT AGREEMENT, WHICH RIGHT IS BASED ON BANKS' VESTED INTEREST IN BORROWER'S ABILITY TO PAY THE RESPECTIVE NOTES EXECUTED BY BORROWER AND PERFORM THE OTHER CREDIT OBLIGATIONS. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THE CREDIT AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE BANKS OR ADMINISTRATIVE AGENT THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWER.

     8. ARBITRATION.

          (a) ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THE CREDIT AGREEMENT (AS HEREBY AMENDED) OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM





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     AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE
     WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS FIRST AMENDMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THE CREDIT AGREEMENT (AS HEREBY AMENDED) APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (b) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT THE TIME OF THIS FIRST AMENDMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          (c) RESERVATION OF RIGHTS. NOTHING IN THIS FIRST AMENDMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR
     (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF A BANK (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OR POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANKS MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS






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     AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION
     OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     9.  Miscellaneous.

         9.1 Preservation of the Credit Agreement. Except as specifically amended and modified by the terms of this First Amendment, all of the terms, provisions, covenants, warranties, and agreements contained in the Credit Agreement and in the other Loan Documents shall remain in full force and effect (any irreconcilable conflicts or inconsistencies between the terms of this First Amendment and the Credit Agreement, or any other Loan Document, shall be governed and controlled by this First Amendment).

          9.2 Counterparts. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

         9.3 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         9.4 Joinder by Subsidiaries. Each Subsidiary of Borrower joins in the execution and delivery of this First Amendment to agree to the modification of the Guaranty as provided for in Section 2 above and to evidence that each of their obligations under the Guaranty remains in full force and effect and are not impaired or adversely affected in any way by the execution and delivery of this First Amendment by Borrower and that they continue to secure all indebtedness, and obligations of Borrower to Banks, whether now existing or hereafter created.


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         IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

                                      BORROWER:

                                      EGL, INC.


                                      By: /s/ DOUGLAS A. SECKEL
                                         ---------------------------------------
                                         Douglas A. Seckel, Treasurer

                                      ADMINISTRATIVE AGENT:

                                      BANK OF AMERICA, N.A., as Administrative
                                      Agent


                                      By: /s/ WILLIAM B. BORUS
                                         ---------------------------------------
                                         William B. Borus, Senior Vice President


                                      BANKS:

                                      BANK OF AMERICA, N.A.


                                      By: /s/ WILLIAM B. BORUS
                                         ---------------------------------------
                                         William B. Borus, Senior Vice President



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THE UNDERSIGNED JOIN IN THE EXECUTION OF THIS INSTRUMENT FOR THE PURPOSES
DESCRIBED ABOVE:

EGL EAGLE GLOBAL LOGISTICS, LP,
a Delaware limited partnership

By:  EGL Management, LLC, Managing Partner

     By: /s/ JAMES R. CRANE
        --------------------------------------------
        James R. Crane, Chief Executive Officer


EGL MANAGEMENT, LLC, a Delaware corporation


By: /s/ JAMES R. CRANE
    ------------------------------------------------
        James R. Crane, Chief Executive Officer

EGL DELAWARE LIMITED LIABILITY COMPANY,
a Delaware limited liability company


By:  /s/ E. JOSEPH BENTO
    ------------------------------------------------
         E. Joseph Bento, President

EAGLE FREIGHT SERVICES, INC.,
a Texas corporation

By: /s/ JAMES R. CRANE
    ------------------------------------------------
        James R. Crane, President

EAGLE FREIGHT SERVICES, INC.,
a California corporation

By: /s/ JAMES R. CRANE
    ------------------------------------------------
        James R. Crane, President



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EAGLE USA TRANSPORTATION SERVICES,
INC., a Texas corporation


By: /s/ JAMES R. CRANE
    ------------------------------------------------
        James R. Crane, Chief Executive Officer

EAGLE MARITIME SERVICES, INC.,
a Texas corporation

By:  /s/ VITTORIO FAVATI
    ------------------------------------------------
         Vittorio Favati, President

FREIGHT SERVICES MANAGEMENT, INC.,
a Texas corporation

By: /s/ JAMES R. CRANE
    ------------------------------------------------
        James R. Crane, Chief Executive Officer

EAGLE USA IMPORT BROKERS, INC.,
a Texas corporation

By:  /s/ STEPHEN CARATTINI
    ------------------------------------------------
         Stephen Carattini, President

EAGLE URBAN RENEWAL CORPORATION,
a New Jersey Urban Renewal Entity

By: /s/ JAMES R. CRANE
    ------------------------------------------------
        James R. Crane, Chief Executive Officer


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EAGLE INTERNATIONAL HOLDINGS, INC.,
a Delaware corporation

By:  /s/ VITTORIO FAVATI
    ------------------------------------------------
         Vittorio Favati, President

EUSA PARTNERS, INC., a Delaware corporation


By:  /s/ KELLY BIAR
    ------------------------------------------------
         Kelly Biar, President

EUSA HOLDINGS, INC., a Delaware corporation


By:  /s/ KELLY BIAR
    ------------------------------------------------
         Kelly Biar, President

EAGLE PARTNERS, a Texas general partnership


By:      EUSA PARTNERS, INC., General Partner

         By: /s/ KELLY BIAR
            ----------------------------------------
              Kelly Biar, President

                           - and -


By:      EUSA HOLDINGS, INC., General Partner

         By: /s/ KELLY BIAR
            ----------------------------------------
              Kelly Biar, President



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